Exhibit 10.20

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 9, 2024 (the “Effective Date”), among AMERICAN HEALTHCARE REIT HOLDINGS, LP, a Delaware limited partnership (“Borrower”), AMERICAN HEALTHCARE REIT, INC., a Maryland corporation (“Parent”), each other Guarantor (defined below) that is a party hereto, each Lender (defined below) that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”).
R E C I T A L S
A.    Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2024 (as amended from time to time, the “Credit Agreement”), executed by Borrower, Parent, certain Subsidiaries of Parent, as Guarantors (together with Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (herein so called) party thereto, and Bank of America, N.A., as Administrative Agent and an L/C Issuer, the other L/C Issuers party thereto (Administrative Agent, L/C Issuers, and Lenders are individually referred to herein as a “Lender Party” and collectively referred to herein as the “Lender Parties”).
B.    The Credit Parties have requested, and Administrative Agent and the Lenders party hereto have agreed, to amend certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.
2.Amendments to the Credit Agreement. The Credit Agreement is hereby amended to delete Section 7.03 in its entirety and replace such Section with the following:
Section 7.03    Investments. No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, make any Investments, except:
(a)Investments held in the form of cash or Cash Equivalents;
(b)Investments in any Person that is a Credit Party prior to giving effect to such Investment;
(c)Investments by any Subsidiary that is not a Credit Party in any other Subsidiary that is not a Credit Party;
(d)Investments consisting of (i) extensions of credit in the nature of the performance of bids, (ii) accounts receivable or notes receivable arising from the grant of trade contracts and leases (other than credit) in the ordinary course of business, and (iii) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(e)Guarantees permitted by Section 7.02;
(f)Investments existing as of the Closing Date and set forth in Schedule 7.03; and

(g)Investments in or related to income producing Healthcare Facilities, including the operating assets of the Trilogy Subsidiaries and Investments as described in Section 6.11.
3.Amendments to Other Credit Documents.
(a)All references in the Credit Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
(b)Any and all of the terms and provisions of the Credit Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
4.Conditions Precedent. This Amendment shall not be effective unless and until:
(a)Administrative Agent receives fully executed counterparts of this Amendment signed by the Credit Parties, Administrative Agent and the Required Lenders;
(b)the representations and warranties in this Amendment are true and correct in all material respects; and
(c)after giving effect to this Amendment, no Default or Event of Default exists.
5.Ratifications. Each Credit Party hereby (a) ratifies and confirms all provisions of the Credit Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to the Lender Parties under the Credit Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.
6.Representations. Each of Credit Party represents and warrants to the Lender Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Credit Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Credit Party of this Amendment; (c) the Credit Documents, as amended by this Amendment, are valid and binding upon each Credit Party that is a party thereto and are enforceable against each Credit Party that is a party thereto in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Credit Party of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreements, or understandings to which any Credit Party is a party or by which any Credit Party is bound; (e) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects (without duplication of any materiality standards set forth therein) on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality standards set forth therein) as of such earlier date; and (f) after giving effect to this Amendment, no Default or Event of Default exists.
7.Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Credit Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
8.Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed - and its performance enforced - under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed counterpart of a signature page to this Amendment by telecopier, electronic mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes a Credit Document.
9.Parties. This Amendment binds and inures to the Credit Parties and the Lender Parties and their respective successors and permitted assigns.
10.ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentionally Left Blank;
Signature Page(s) Follow(s).]

EXECUTED as of the date first stated above.

BORROWER:
AMERICAN HEALTHCARE REIT HOLDINGS, LP, a Delaware limited partnership
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

PARENT:
AMERICAN HEALTHCARE REIT, INC., a Maryland corporation
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:
GAHC3 STOCKBRIDGE GA MOB II, LLC,
GAHC3 STOCKBRIDGE GA MOB III, LLC,
GAHC3 LEE’S SUMMIT MO MOB, LLC,
GAHC3 WICHITA KS MOB, LLC,
GAHC3 MT. JULIET TN MOB, LLC,
GAHC3 GLEN BURNIE MD MOB, LLC,
GAHC3 MARIETTA GA MOB, LLC,
GAHC3 NAPA MEDICAL CENTER, LLC,
GAHC3 CHESTERFIELD CORPORATE PLAZA, LLC,
GAHC3 VOORHEES NJ MOB, LLC,
GAHC3 PREMIER NOVI MI MOB, LLC,
GAHC3 JOPLIN MO MOB, LLC,
GAHC3 AUSTELL GA MOB, LLC,
GAHC3 MIDDLETOWN OH MOB II, LLC,
GAHC3 SNELLVILLE GA MOB, LLC,
GAHC3 DELTA VALLEY ALF PORTFOLIO, LLC,

GAHC3 EAST TEXAS MOB PORTFOLIO, LLC,
GAHC3 KINGWOOD MOB PORTFOLIO, LLC,
GAHC3 INDEPENDENCE MOB PORTFOLIO, LLC,
GAHC3 NORTH CAROLINA ALF PORTFOLIO, LLC,
GAHC3 NORTH CAROLINA ALF PORTFOLIO GP, LLC,
GAHC3 ORANGE STAR MEDICAL PORTFOLIO, LLC,
GAHC3 PENNSYLVANIA SENIOR HOUSING PORTFOLIO, LLC,
GAHC3 MOUNT DORA FL MOB, LLC GAHC3 MOUNTAIN CREST SENIOR HOUSING PORTFOLIO, LLC,
GAHC3 NEBRASKA SENIOR HOUSING PORTFOLIO, LLC,
GAHC3 SOUTHERN ILLINOIS MOB PORTFOLIO, LLC,
GAHC3 FOX GRAPE SNF PORTFOLIO, LLC,
GAHC3 NORWICH CT MOB PORTFOLIO, LLC,
GAHC3 CAROLINA COMMONS SC MOB, LLC, GAHC3 KING OF PRUSSIA PA MOB, LLC,
GAHC3 PAOLI PA MEDICAL PLAZA, LLC,
GAHC3 WASHINGTON DC SNF, LLC,
GAHC3 LAKEVIEW IN MEDICAL PLAZA, LLC,
each, a Delaware limited liability company

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 BATESVILLE MS ALF, LLC,
GAHC3 CLEVELAND MS ALF, LLC,
GAHC3 SPRINGDALE AR ALF, LLC, each, a Delaware limited liability company
By:	GAHC3 Delta Valley ALF Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 LONGVIEW TX MEDICAL PLAZA, LLC,
GAHC3 LONGVIEW TX INSTITUTE MOB, LLC,
GAHC3 LONGVIEW TX CSC MOB, LLC,

GAHC3 LONGVIEW TX OCCUPATIONAL MOB, LLC,
GAHC3 LONGVIEW TX OUTPATIENT MOB II, LLC,
GAHC3 MARSHALL TX MOB, LLC, each, a Delaware limited liability company
By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 SOUTHGATE KY MOB, LLC,
GAHC3 VERONA NJ MOB, LLC,
GAHC3 BRONX NY MOB, LLC, each, a Delaware limited liability company
By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY

	Name:	Brian S. Peay
	Title:	Chief Financial Officer
GAHC3 MOORESVILLE NC ALF, LP,
GAHC3 NORTH RALEIGH NC ALF, LP,
GAHC3 WAKE FOREST NC ALF, LP,
GAHC3 CLEMMONS NC ALF, LP,
GAHC3 HUNTERSVILLE NC ALF, LP,
GAHC3 GARNER NC ALF, LP,
GAHC3 MINT HILL NC ALF, LP, each, a Delaware limited partnership
By:	GAHC3 North Carolina ALF Portfolio GP, LLC, a Delaware limited liability company, its General Partner
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 DURANGO CO MEDICAL CENTER, LLC,
GAHC3 KELLER TX MOB, LLC,
GAHC3 WHARTON TX MOB, LLC,
GAHC3 FRIENDSWOOD TX MOB, LLC, each, a Delaware limited liability company
By:	GAHC3 Orange Star Medical Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 KINGWOOD TX MOB I, LLC,
GAHC3 KINGWOOD TX MOB II, LLC, each, a Delaware limited liability company
By:	GAHC3 Kingwood MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 WATERLOO IL MOB & IMAGING CENTER, LLC,
GAHC3 WATERLOO IL SURGERY CENTER, LLC,
GAHC3 WATERLOO IL DIALYSIS CENTER, LLC, each, a Delaware limited liability company
By:	GAHC3 Southern Illinois MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 OMAHA NE ALF, LLC,
GAHC3 BENNINGTON NE ALF, LLC, each, a Delaware limited liability company
By:	GAHC3 Nebraska Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 BRAINTREE MA SNF, LLC,
GAHC3 BRIGHTON MA SNF, LLC,
GAHC3 DUXBURY MA SNF, LLC,
GAHC3 HINGHAM MA SNF, LLC, each, a Delaware limited liability company
By:	GAHC3 Fox Grape SNF Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 NORWICH CT MOB I, LLC,
GAHC3 NORWICH CT MOB II, LLC, each, a Delaware limited liability company
By:	GAHC3 Norwich CT MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 HOBART IN ALF, LLC,
GAHC3 ELKHART IN ILF, LLC,
GAHC3 ELKHART IN ALF, LLC,
GAHC3 NILES MI ALF, LLC,
GAHC3 LAPORTE IN ALF, LLC,
GAHC3 MISHAWAKA IN ALF, LLC, each, a Delaware limited liability company
By:	GAHC3 Mountain Crest Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer
GAHC3 BETHLEHEM PA ILF, LLC, a Delaware limited liability company
By:	GAHC3 Pennsylvania Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 CHARLOTTESVILLE VA MOB, LLC,
GAHC4 CULLMAN AL MOB III, LLC,
GAHC4 IRON MOB PORTFOLIO, LLC,
GAHC4 MINT HILL NC MOB GP, LLC,
GAHC4 LAFAYETTE LA ALF PORTFOLIO, LLC,
GAHC4 BATTLE CREEK MI MOB, LLC,
GAHC4 RENO NV MOB SOLE MEMBER, LLC,
GAHC4 ATHENS GA MOB PORTFOLIO, LLC,
GAHC4 SW ILLINOIS SENIOR HOUSING PORTFOLIO, LLC,
GAHC4 NORTHERN CA SENIOR HOUSING PORTFOLIO, LLC,
GAHC4 ROSEBURG OR MOB SOLE MEMBER, LLC,

GAHC4 CENTRAL WISCONSIN SC PORTFOLIO, LLC,
GAHC4 MISSOURI SNF PORTFOLIO, LLC,
GAHC4 EDMONDS WA MOB, LLC,
GAHC4 GLENDALE WI MOB, LLC,
GAHC4 GRAND JUNCTION CO MOB, LLC,
GAHC4 SAUK PRAIRIE WI MOB MEMBER, LLC,
GAHC4 SURPRISE AZ MOB, LLC,
GAHC4 PINNACLE SH JV PARTNER, LLC,
GAHC4 FLEMINGTON NJ MOB PORTFOLIO, LLC,
GAHC4 MICHIGAN ALF PORTFOLIO, LLC,

GAHC4 LAWRENCEVILLE GA MOB, LLC,
GAHC4 LAWRENCEVILLE GA MOB II, LLC,
GAHC4 MILL CREEK WA MOB, LLC,
GAHC4 MODESTO CA MOB, LLC,
GAHC4 LITHONIA GA MOB, LLC,
GAHC4 BLOOMINGTON IL MOB, LLC,
GAHC4 MARYSVILLE OH MOB, LLC, GAHC4 TRUMBULL CT MOB, LLC,
GAHC4 GREAT NORD MOB PORTFOLIO, LLC,
GAHC4 OVERLAND PARK KS MOB, LLC,
GAHC4 FRESNO CA MOB, LLC,
GAHC4 HAVERHILL MA MOB, LLC,
GAHC4 COLORADO FOOTHILLS MOB PORTFOLIO, LLC,
GAHC4 BAYOU JV PARTNER, LLC,

GAHC4 CATALINA SH PORTFOLIO, LLC, GAHC4 WEST DES MOINES IA SNF, LLC, each, a Delaware limited liability company
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 CULLMAN AL MOB I, LLC,
GAHC4 CULLMAN AL MOB II, LLC,
GAHC4 SYLACAUGA AL MOB, LLC, each, a Delaware limited liability company
By:	GAHC4 Iron MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 MINT HILL NC MOB, LP, a Delaware limited partnership
By:	GAHC4 Mint Hill NC MOB GP, LLC, a Delaware limited liability company, its General Partner
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY

Name:	Brian S. Peay
Title:	Chief Financial Officer

GAHC4 LAFAYETTE LA ALF, LLC,
GAHC4 LAFAYETTE LA MC, LLC, each, a Delaware limited liability company
By:	GAHC4 Lafayette LA ALF Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 RENO NV MOB, LLC, a Delaware limited liability company
By:	GAHC4 Reno NV MOB Sole Member, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 ATHENS GA MOB I, LLC,
GAHC4 ATHENS GA MOB II, LLC, each, a Delaware limited liability company
By:	GAHC4 Athens GA MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 COLUMBIA IL SH, LLC,
GAHC4 COLUMBIA IL MC, LLC,
GAHC4 MILLSTADT IL SH, LLC,
GAHC4 RED BUD IL SH, LLC,
GAHC4 WATERLOO IL SH, LLC, each, a Delaware limited liability company
By:	GAHC4 SW Illinois Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner

By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 CHESTERTON IN MOB, LLC,
GAHC4 CROWN POINT IN MOB, LLC
GAHC4 PLYMOUTH MN MOB, LLC,
GAHC4 TINLEY PARK IL MOB, LLC, each, a Delaware limited liability company
By:	GAHC4 Great Nord MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 BELMONT CA ALF, LLC, a Delaware limited liability company
By:	GAHC4 Northern CA Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 ROSEBURG OR MOB, LLC, a Delaware limited liability company
By:	GAHC4 Roseburg OR MOB Sole Member, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 SUN PRAIRIE WI SC, LLC,
GAHC4 WAUNAKEE WI SC, LLC, each a Delaware limited liability company
By:	GAHC4 Central Wisconsin SC Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 SALISBURY MO SNF, LLC,
GAHC4 SEDALIA MO SNF, LLC,
GAHC4 ST. ELIZABETH MO SNF, LLC,
GAHC4 TRENTON MO SNF, LLC,
GAHC4 FLORISSANT MO SNF, LLC,
GAHC4 KANSAS CITY MO SNF, LLC,
GAHC4 MILAN MO SNF, LLC,
GAHC4 MOBERLY MO SNF, LLC, each, a Delaware limited liability company
By:	GAHC4 Missouri SNF Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 SAUK PRAIRIE WI MOB, LLC, a Delaware limited liability company
By:	GAHC4 Sauk Prairie WI MOB Member, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer
GAHC4 PINNACLE SH JV, LLC, a Delaware limited liability company
By:	GAHC4 Pinnacle SH JV Partner, LLC, a Delaware limited liability company, its Managing Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member

By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 PINNACLE SENIOR HOUSING PORTFOLIO, LLC, a Delaware limited liability company
By:	GAHC4 Pinnacle SH JV, LLC, a Delaware limited liability company, its Sole Member
By:	GAHC4 Pinnacle SH JV Partner, LLC, a Delaware limited liability company, its Managing Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 BEAUMONT TX ALF, LLC,
GAHC4 WARRENTON MO ALF, LLC, each, a Delaware limited liability company

By:	GAHC4 Pinnacle Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	GAHC4 Pinnacle SH JV, LLC, a Delaware limited liability company, its Sole Member
By:	GAHC4 Pinnacle SH JV Partner, LLC, a Delaware limited liability company, its Managing Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 FLEMINGTON SAND HILL NJ MOB, LLC,
GAHC4 FLEMINGTON 1 WESCOTT NJ MOB, LLC, each, a Delaware limited liability company
By:	GAHC4 Flemington NJ MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 HOLLAND MI ALF, LLC,
GAHC4 HOWELL MI ALF, LLC,
GAHC4 LANSING MI ALF, LLC,
GAHC4 RIVERSIDE GRAND RAPIDS MI ALF, LLC,
GAHC4 WYOMING MI ALF, LLC, each, a Delaware limited liability company
By:	GAHC4 Michigan ALF Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member

By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 COLORADO SPRINGS CO MOB, LLC,
GAHC4 CENTENNIAL CO MOB, LLC,
GAHC4 ARVADA CO MOB, LLC, each, a Delaware limited liability company
By:	GAHC4 Colorado Foothills MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer
GAHC4 BAYOU JV, LLC, a Delaware limited liability company
By:	GAHC4 Bayou JV Partner, LLC, a Delaware limited liability company, its Managing Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY

Name:	Brian S. Peay
Title:	Chief Financial Officer

GAHC4 LOUISIANA SH PORTFOLIO, LLC, a Delaware limited liability company
By:	GAHC4 Bayou JV, LLC, a Delaware limited liability company, its Sole Member
By:	GAHC4 Bayou JV Partner, LLC, a Delaware limited liability company, its Managing Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer
GAHC4 GONZALES LA ALF, LLC,
GAHC4 MONROE LA SH, LLC,
GAHC4 NEW IBERIA LA SH, LLC,
GAHC4 SHREVEPORT LA ALF, LLC,
GAHC4 SLIDELL LA ALF, LLC, each, a Delaware limited liability company
By:	GAHC4 Louisiana SH Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	GAHC4 Bayou JV, LLC, a Delaware limited liability company, its Sole Member
By:	GAHC4 Bayou JV Partner, LLC, a Delaware limited liability company, its Managing Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC4 WEST HAVEN UT SH, LLC,
GAHC4 MADERA CA SH, LLC, each, a Delaware limited liability company
By:	GAHC4 Catalina SH Portfolio, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer
GAHC3 RICHMOND VA ALF, LLC, a Delaware limited liability company
By:	GAHC3 Chorus Senior Housing Portfolio, LLC, a Delaware limited liability company, its Sole Member

By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

AHR MARIETTA GA ALF, LLC, a Delaware limited liability company
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

GAHC3 SOMERVILLE MA MOB, LLC, a Delaware limited liability company
By:	GAHC3 INDEPENDENCE MOB PORTFOLIO, LLC, a Delaware limited liability company, its Sole Member
By:	American Healthcare REIT Holdings, LP, a Delaware limited partnership, its Sole Member
By:	Continental Merger Sub, LLC, a Maryland limited liability company, its General Partner
By:	American Healthcare REIT, Inc., a Maryland corporation, its Sole Member
By:	/s/ BRIAN S. PEAY
	Name:	Brian S. Peay
	Title:	Chief Financial Officer

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ CAROLYN LABATTE-LEAVITT
Carolyn LaBatte-Leavitt
Vice President

BANK OF AMERICA, N.A., as a Revolving Lender, Term Loan Lender and an L/C Issuer
By:	/s/ CHERYL SNEOR
	Name:	Cheryl Sneor
	Title:	Vice President

KEYBANK, NATIONAL ASSOCIATION, as a Revolving Lender, Term Loan Lender and an L/C Issuer
By:	/s/ ERIC HAFERTEPEN
	Name:	Eric Hafertepen
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Revolving Lender, Term Loan Lender and an L/C Issuer
By:	/s/ NAN E. DELAHUNT
	Name:	Nan E. Delahunt
	Title:	Vice President

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Revolving Lender
By:	/s/ JOSEPH TAURO
	Name:	Joseph Tauro
	Title:	Assistant Vice President
FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Lender and a Term Loan Lender
By:	/s/ KOUROSH KAMY
	Name:	Kourosh Kamy
	Title:	Director

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

CITIBANK, N.A., as a Revolving Lender
By:	/s/ CHRISTOPHER J. ALBANO
	Name:	Christopher J. Albano
	Title:	Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Revolving Lender
By:	/s/ MICHAEL UBRIACO
	Name:	Michael Ubriaco
	Title:	Director

By:	/s/ JILL WONG
	Name:	Jill Wong
	Title:	Director

MORGAN STANLEY BANK, N.A., as a Revolving Lender
By:	/s/ GRETELL MERLO
	Name:	Gretell Merlo
	Title:	Authorized Signatory
ROYAL BANK OF CANADA, as a Revolving Lender
By:	/s/ WILLIAM BEHUNIAK
	Name:	William Behuniak
	Title:	Authorized Signatory
TRUIST BANK, as a Revolving Lender and a Term Loan Lender
By:	/s/ ANTON BRYKALIN
Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

Name:	Anton Brykalin
Title:	Director

REGIONS BANK, a Revolving Lender and a Term Loan Lender
By:	/s/ WARREN BECK
	Name:	Warren Beck
	Title:	Vice President

FIRST BANK, a Missouri state chartered bank, as a Term Loan Lender
By:	/s/ PHILLIP M. LYKENS
	Name:	Phillip M. Lykens
	Title:	Senior Vice President

COMERICA BANK, as a Term Loan Lender
By:
Name:
Title:

CAPITAL ONE, NATIONAL ASSOCIATION, as a Term Loan Lender
By:	/s/ TIFFANY HOLZNECHT
	Name:	Tiffany Holznecht
	Title:	Duly Authorized Signatory

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

BMO BANK, N.A., as a Term Loan Lender
By:	/s/ ASHLEY BAKE
	Name:	Ashley Bake
	Title:	Managing Director

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement